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 .                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 15, 1999
(Date of earliest event reported)

Commission File No. 333-66805

NATIONSLINK FUNDING CORPORATION (as depositor under the Pooling and Servicing Agreement relating to the NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1999-2)


                         NATIONSLINK FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


       Delaware                                         56-1950039
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC   28255
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(Address of principal executive offices)                              (Zip Code)



                               (704) 386-2400
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              Registrant's Telephone Number, including area code
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ITEM 5.    Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.
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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------
       (99)                         Computational Materials prepared by Banc of
                                    America Securities LLC in connection with
                                    NationsLink Funding Corporation, Commercial
                                    Mortgage Pass-Through Certificates, Series
                                    1999-2

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     NATIONSLINK FUNDING CORPORATION

                                     By: /s/ James E. Naumann
                                        ----------------------------------------
                                        Name:  James E. Naumann
                                        Title: Senior Vice President

Date: November 15, 1999
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                                INDEX TO EXHIBITS
                                -----------------

                                                                                        Paper (P) or
Exhibit No.                         Description                                         Electronic (E)
-----------                         -----------                                         --------------
   (99)                             Computational Materials prepared                    E
                                    by Banc of America Securities
                                    LLC in connection with NationsLink
                                    Funding Corporation, Commercial
                                    Mortgage Pass-Through Certificates,
                                    Series 1999-2